

ChromaDex®

2012

Investor Presentation

Disclaimers

Safe Harbor

This presentation and other written or oral statements made from time to time by representatives of ChromaDex contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements reflect the current view about future events. Statements that are not historical in nature, such as our fiscal year 2012 revenue forecast, and which may be identified by the use of words like "expects," "assumes," "projects," "anticipates," "estimates," "we believe," "could be," "future" or the negative of these terms and other words of similar meaning, are forward-looking statements. Such statements include, but are not limited to, statements contained in this presentation relating to our expected sales, cash flows and financial performance, business, business strategy, expansion, growth, products and services we may offer in the future and the timing of their development, sales and marketing strategy and capital outlook. Forward-looking statements are based on management's current expectations and assumptions regarding our business, the economy and other future conditions and are subject to inherent risks, uncertainties and changes of circumstances that are difficult to predict and may cause actual results to differ materially from those contemplated or expressed. We caution you therefore against relying on any of these forward-looking statements. These risks and uncertainties include those risk factors discussed in Part I, "Item 1A. Risk Factors" of our Annual Report on Form 10-K for the fiscal year ended December 31, 2011 (the "2011 Annual Report"). Any forward-looking statements are qualified in their entirety by reference to the factors discussed in the 2011 Annual Report. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Important factors that could cause actual results to differ materially from those in the forward looking statements include: a continued decline in general economic conditions nationally and internationally; decreased demand for our products and services; market acceptance of our products; the ability to protect our intellectual property rights; impact of any litigation or infringement actions brought against us; competition from other providers and products; risks in product development; inability to raise capital to fund continuing operations; changes in government regulation, the ability to complete customer transactions and capital raising transactions.

Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

Health Claims

Statements made in this presentation have not been evaluated by the Food and Drug Administration. ChromaDex products are not intended to treat, cure, prevent or mitigate any disease. The statements in this presentation are for investor relations and educational purposes only and not intended for consumers or vendors.

The ChromaDex® Mission

1 *To acquire, develop, and commercialize novel, proprietary, **early-stage Ingredient Technologies** that address multi-billion-dollar markets*

2 *To gain **market intelligence** and enable the identification of Ingredient Technologies by leveraging a unique position as a recognized expert in the natural products industry*

3 *To lead **research and quality control** in the natural products industry, through the continued growth of the legacy standards & analytical services business*



ChromaDex® Discovers, Acquires, & Develops Early-stage Proprietary Ingredient Technologies and Commercializes them in multi-billion-dollar markets

Discover → **Acquire** → **Develop** → **Commercialize**



Discover novel, early-stage **Ingredient Technologies**, leveraging intelligence gained from activities of the legacy business



Acquire these technologies and associated IP through **licensing** & other collaborations


pTeroPure

Develop a **differentiated offering** through:
- Marketing & branding
- Supply chains
- Clinical efforts
- Regulatory status



Commercialize in **multi-billion-dollar markets**:
- Dietary supplement *($30B)*
- Food & Beverage *($40B)*
- Animal Health *($20B)*
- Cosmeceuticals *($25B)*
- Pharmaceuticals *(950B+)*

ChromaDex

ChromaDex®'s Ingredient Technologies have commercialization opportunities in multi-billion-dollar markets

	Size($)	CAGR	Commercialization Opportunity: Ingredient Sales	Commercialization Opportunity: Ingredient Technology Licensing
Dietary Supplements	30B	7%	●	
Functional Food & Beverage	40B	8%	●	
Animal Health	20B	5%	●	
Cosmeceuticals	25B	6%	●	●
Pharmaceuticals / Medical Foods	950B+	7%	●	●

Source: Nutrition Business Journal; Vetnosis; Freedonia; RNCOS
Values are estimates and based on 2008-2010 data

ChromaDex® is following the model of other Ingredient Technology companies

MARTEK life enriched.	Patented vegetarian omega-3 ingredient	Acquired by DSM for $1.08B in 2010
OCEAN NUTRITION CANADA wellness through innovation	Fish Oil omega-3	Acquired by DSM for $550M in July 2012
NEPTUNE TECHNOLOGIES & BIORESSOURCES	Krill Oil omega-3	Market cap $150-$250M
Ganeden Labs	Probiotic technology	Acquired by Schiff for $40M in 2011

ChromaDex®'s unique model gives it protected, first-mover advantages in acquiring Ingredient Technologies

Access to Research…

Over 250 University & Research Institution customers

Dartmouth

Cornell University

Stanford University

USDA

ChromaDex

Insight to Consumer Markets…

Over 1500 Industry Customers

NBTY

PEPSICO

Nestlé

HERBALIFE

. . . this combination allows ChromaDex to inexpensively acquire ***early-stage*** *Ingredient Technologies with* ***high market potential***

ChromaDex



This advantage comes from the legacy business, a revenue-generating platform with 13 years of expertise in the natural products industry

Natural product fine chemicals



- Used for QA & R&D
- $3.5M revenue in 2011

Analytical & chemistry-based services



- Testing of products for identity, potency, safety
- Revenue $2.6M in 2011

13% CAGR since 2006

Indirect Competitors

SIGMA-ALDRICH®

- $2.5B revenue in 2011
- Ticker SIAL

COVANCE.

- $2.1B revenue in 2011
- Ticker CVD

ChromaDex

Over 13 years, ChromaDex®'s legacy business has established a portfolio of marquee customers

Government, Universities, and Research Institutions

FDA · USDA · National Institutes of Health · Dartmouth · Ole Miss · Cornell University

Industry Customers

NBTY Inc. · Cargill · Nestlé · Pfizer · PEPSICO · HERBALIFE · KRAFT · ESTĒE LAUDER



The legacy standards & analytical services business is positioned for growth

- Increased **consumer demand** – natural products industry expected to reach $243B by 2015[1]
- Increased **R&D by global blue-chip players** – e.g. Pepsi Global Nutrition Group, Nestle Health Sciences
- Increased **regulatory scrutiny** – FDA implementation of GMPs[2] and increased auditing activity

[1] Global Industry Analysts
[2] GMPs = Good Manufacturing Practices as defined by Code of Federal Regulations

ChromaDex recently completed the acquisition of Spherix Consulting, an entity with complementary regulatory & clinical capabilities

SPHERIX
INNOVATIONS FOR HEALTH

- *Well established list of Fortune 1000 customers*
- *Over 25 years clinical & regulatory consulting experience*
- *Significant upsell and cross-sell opportunities*
- *Led by Claire Kruger, Ph.D., M.A.B.T*

Key offerings to the Natural Products Industry

Product Stewardship
- Risk assessment
- Risk management & communication

Pre-Clinical / Clinical Studies
- Design, placement, oversight
- Report writing & publication

Regulatory Support
- Safety evaluation
- Product approval
- Claim evaluation & substantiation

Spherix's capabilities will:
- *complement the legacy business*
- *support the development of Ingredient Technologies*

Acquisition completed December 1, 2012.



ChromaDex® has licensed proprietary Ingredient Technology from several sources

● Issued patent
○ Patent pending

Ingredient	Technology	Patent Status	Partner
1 Pterostilbene (pTeroPure)	• Cholesterol reduction (2) • Oxidative Stress mitigation • Anti-anxiety treatment	● ○ ○	USDA (via University of Mississippi)
	• Metabolic, vascular, neurodegenerative (w/ grape extract)	○	Cott (co-inventor with ChromaDex)
	• Non-melanoma skin cancer	○	UC Irvine (UCI)
	• Methods of manufacture	○	Laurus Labs
	• Metabolic, cardiovascular disease (statin combination) • Oxidative stress & inflammation (curcumin combination)	○ ○	ChromaDex inventions
2 Anthocyanins (ProC3G, anthopure)	• Methods of manufacture	●	Research Foundation, SUNY (Buffalo)
3 Nicotinamide Riboside	• Methods of manufacture	●	Cornell
	• NAD biosynthesis • Methods of production • Methods of production (2)	● ● ○	Dartmouth



ChromaDex® Ingredient Technology is at various stages of development

Ingredient		Supply	Safety	Clinical Development	Monetization: Dietary Supplements	Food & Beverage	Animal Health	Skin Care	Pharma
1 Pterostilbene (pTeroPure)		✓	✓	◕ 1st study complete	✓	◔	◔	○	○
2 Anthocyanins	ProC3G	✓	✓	○	◔	○	○	○	○
	anthopure	◔	○	○	○	○	○	○	○
3 Nicotinamide Riboside		◑	○	○	○	○	○	○	○

Next-generation products for multiple applications are in development

1 ChromaDex®'s model in action – pTeroPure® case study

Discover → **Acquire** → **Develop** → **Commercialize**

Discover

- **2003:** Collaborates with USDA to provide reference standards for R&D (legacy business activity)
- **2003:** Learns about USDA's research on pterostilbene, a novel compound found in blueberries, through relationship with researcher Dr. Agnes Rimando
- **2003-2012:** Obtains exclusive access to USDA research & begins collaborating on pterostilbene development

Acquire

- **2010:** Licenses USDA IP on use of pterostilbene for various therapeutic effects

Develop

- **2009:** Partners with manufacturer to achieve commercial-scale production of pterostilbene; licenses manufacturing patent
- **2012:** Completes clinical study proving safety & blood pressure reduction

Commercialize

- **2010:** Launches pTeroPure as a novel, proprietary ingredient for the dietary supplement and Food & Beverage markets
- **2011:** Launches BluScience, a breakthrough dietary supplement featuring pTeroPure
- **2012:** Partners with Glanbia to expand distribution



1 Blueberries contain the powerful antioxidant pterostilbene; ChromaDex® has developed and is monetizing its IP-backed & clinically-studied brand, pTeroPure®

pTeroPure®

pTeroPure® is ChromaDex-branded **pterostilbene**

- Pterostilbene is a phytoalexin (plant defense system) found naturally in **blueberries**, but only in limited quantities
- Closely related to resveratrol (an antioxidant found in grapes) but with additional benefits:
  - More easily enters the blood stream (bioavailability)
  - Better absorption from the blood stream (cellular uptake)
  - Effective at activating proteins which help lower cholesterol levels and contribute to anti-aging (bioactivity)
- A clinically-tested compound with safety and efficacy data

- Awarded *Frost & Sullivan's* 2010 "Most Promising Health Ingredient of the Year"
- Self-affirmed GRAS[1] and launched in the Food & Beverage market; pursuing letter-of-no-objection with FDA
- Supported by clinical studies and IP

[1] GRAS = Generally Recognized As Safe; requirement for inclusion in food & beverage products

1 pTeroPure® was evaluated in a Phase 2/3 clinical study which showed statistically significant results for lowering blood pressure

pTeroPure®

Clinical trial completed at the University of Mississippi

- Double-blind, randomized, placebo-controlled, IRB-reviewed
- 80 patients, 4 arms. Eight-week duration of treatment
- Participants in the high-dose pterostilbene group achieved significant reductions in blood pressure compared to placebo (7.8mm Hg systolic, 7.3mm Hg diastolic)
- No serious adverse events

"The results of this study highlight that pterostilbene is a promising ingredient in the area of cardiometabolics."

- Daniel M. Riche, PharmD, Cardiometabolic Clinic Coordinator at the University of Mississippi School of Pharmacy

ChromaDex

1 Monetization of pTeroPure® is underway as channel expansion and uptake continues

Dietary Supplements	Functional Food & Beverage	Animal Health	Cosmeceuticals	Pharmaceuticals

Dietary Supplements


LifeExtension
THORNE
R3
EXTREME

Functional Food & Beverage


Dodo Organics

- Organic Blueberry Granola bar
- Organic Date bar

Animal Health

PLATINUM PERFORMANCE


PLATINUM
Platinum
Longevity

- Premium equine products

Cosmeceuticals / Pharmaceuticals

Pursuing Supply & Licensing Opportunities

Revenue $1.3M in 2011

Total Revenue $3.8M since 2009 launch

pTeroPure®

glanbia NUTRITIONALS

Distribution partner

ChromaDex

1 pTeroPure® is the foundation ingredient in ChromaDex®'s retail brand, BlūScience®


BlūScience
TrimBlū
BlūScience
EternalBlū
BlūScience
HeartBlū
BlūScience
MemoryBlū
BlūScience
Blū2Go

- Capsules and oral-dissolving melts
- 5 SKUs – anti-aging, heart-health, weight management, focus & energy melt, cognitive function
- Available at 7500 Walgreens locations, select CVS stores, through the pharmacy distributor McKesson, grocery chain Meijer, and online at drugstore.com (estimated outlets exceed 15,000)

ChromaDex



② Anthocyanins – ChromaDex®'s next ingredient to market



Overview

- Anthocyanins are compounds responsible for the **deep purple color** in berries, flowers, black rice and other botanicals
- Specific anthocyanins have been studied more extensively and have shown promising health benefits – e.g. **cyanidin-3-glucoside ("C3G")**

Potential Health benefits

- Weight Loss, Obesity
- Insulin resistance / diabetes
- Anti-aging

ProC3G™
Cyanidin-3-glucoside

Status

- *ProC3G™* ChromaDex-branded 40% C3G (black rice extract), currently selling in the dietary supplement market
- Licensed SUNY Buffalo patent for manufacturing process of pure C3G via fermentation – development is underway for a new branded ingredient, *AnthoPure™*

anthopure Technology

ChromaDex



3 Nicotinamide Riboside – In Development


X4











Overview

- Nicotinamide Riboside (NR) is a compound naturally found in milk and shown to **boost nicotinamide adenine dinucleotide (NAD) levels**. NAD is a critical compound that enables cells to convert fuel to energy
- NR has potential to be a **next-generation Niacin** (Vitamin B3) and add to the portfolio of B-vitamin ingredients for inclusion into multi-vitamins, energy drinks, meal replacements, infant formula, and food & beverage products

Potential Health benefits

- Energy
- Weight loss
- Improved metabolism
- Neuroprotection

Supported by IP from Dartmouth and Cornell

Dartmouth

Cornell University

"This study is very important. It shows that in animals, the use of NR offers the health benefits of a low-calorie diet and exercise — without doing either one."
The effects of NR on metabolism *"are nothing short of astonishing."*

- Researchers at Weill Cornell Medical College and the Polytechnic School in Lausanne, Switzerland[1]

1 http://www.sciencedaily.com/releases/2012/06/120614182556.htm



ChromaDex® Highlights

Focused Expertise



ChromaDex's legacy standards & analytical services business continues to grow at a steady rate as it has over the last 13 years.

Its expertise in the **natural products industry** gives the company a unique platform of market intelligence

First-mover Advantage



Discover → Acquire → Develop → Commercialize

This market intelligence provides access to **early-stage Ingredient Technologies** that ChromaDex commercializes across multi-billion-dollar markets.

- Its first Ingredient Technology, pTeroPure® pterostilbene, is clinically-studied and sold in the dietary supplement, food & beverage, and animal health markets
- Anthocyanins have potential for therapeutic effects and as natural food colorants
- Nicotinamide Riboside shows significant promise as a next-generation Niacin and enhancer of NAD activity

ChromaDex® At a Glance

- Founded 1999 by CEO, Frank Jaksch
- Headquarters: Irvine, CA
- Analytical Laboratory: Boulder, CO
  - Acquired in April 2003 from NaPro BioTherapeutics
- Employees: Approximately 70
- Publicly-listed in 2008
- Symbol: CDXC



Irvine, CA



Boulder, CO

- Total Shares Outstanding[1] – 92.6M (118.4M including warrants and options)
- 12-month trading range: $0.44 – $1.25
- 22% growth in year-over-year Q1-Q3 revenue:
  - 2011 - $6.3M
  - 2012 - $8.1M

[1] As of 11/20/2012

ChromaDex® Management Team

Frank Jaksch
Co-Founder, CEO, Director

- Founded ChromaDex in 1999
- Int'l Subsidiaries Manager at Phenomenex
- Expertise in analytical chemistry, product development
- Recognized industry expert, most recently appearing on Dateline NBC's *Hansen Files* regarding quality testing in the natural products industry
- Board of Directors, Natural Products Association


DATELINE

- B.S. Biology & Chemistry, Valparaiso
- Member, NSF Joint Committee for Dietary Supplements, American Chemistry Society, American Herbal Products Association

Tom Varvaro
CFO

- CFO since 2004
- Previously CFO of Fast Heat
- Experience in Information Technology, Business Process Development, Accounting, Intellectual Property, Contract and Employment Law

- B.S. Accounting, University of Illinois
- Certified Public Accountant

Ann Deren-Lewis
SVP, Commercial Development

- Previously VP at Merz
- Leadership roles at Neutrogena, Genentech, Amgen, GlaxoSmithKline
- Responsible for marketing, sales, product development, and PR

- MBA, Duke University, Fuqua School of Business
- B.S. Accounting, Univ. of North Carolina, Wilmington

Shareholder Summary

Shareholder	Number of Shares	Percent Ownership[1]
Dr. Phillip Frost	15,252,937	16.46%
Opko Health, Inc. (NYSE:OPK)	1,833,333	1.98%
Frank L. Jaksch Jr. (Founder, CEO, Director)	7,993,320	8.63%
Other Directors and Officers	13,240,254	14.29%
Total Insider Ownership	21,233,574	22.92%
SUBTOTAL	38,319,844	41.36%

[1] Based on 92.6M shares outstanding as of 11/20/2012

Contact Information

ChromaDex, Inc.

10005 Muirlands Blvd., Suite G
Irvine, CA 92618
Phone: +1-949-419-0288
Fax: +1-949-419-0294
www.chromadex.com

Investor Relations

Bob Prag, President
The Del Mar Consulting Group, Inc.
Phone: 858.794.9500
bprag@delmarconsulting.com

Scott Wilfong, President
Alex Partners, LLC
Phone: 425.242.0891
scott@alexpartnersllc.com